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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 13, 2009


                            GARNER INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

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

              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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                         P.O. Box 3412, Casper, WY 82602
                         -------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (307)472-3000
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1-01 - Entry into a Material Definitive Agreement

Extension of Farmout Agreement

On August 28, 2006, Garner Investments, Inc. (the Company) entered into a Farmout Agreement with Ms. Sharon K. Fowler (Fowler) to commit and drill wells in Farmout Lands described as Lease No. 06-00321, Wyoming State, Section 16 T38N, R81W. The Farmout Agreement provides for the Company to have drilled an initial test well at the location on or before December 10, 2007.

On October 13, 2009, the Company and Fowler entered into an Extension of Farmout Agreement to extend the term of the Farmout Agreement to December 31, 2010. All other terms and obligations of the Farmout Agreement remained the same.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------

            10.1 Extension of Farmout Agreement, by and between Garner Investments, Inc. and Sharon K.

*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                GARNER INVESTMENTS, INC.


                                By:      /s/Roy Smith
                                ---------------------
                                            Roy Smith, President


    Date: October 14, 2009